Exhibit 99.1 Citi's 2020 Global Technology Virtual Conference September 2020

Forward-Looking Information • This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "will," "may," "designed to," "outlook," "believes," "should," "anticipates," "plans," "expects," "intends," "estimates," "forecasts" and similar expressions identify certain of these forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to: • continued and future impacts of the coronavirus (COVID-19) pandemic on our financial condition and business operations including global supply chain disruptions, market downturns, reduced consumer demand, and new government actions or restrictions; • conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; • our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated; • our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; • our ability to satisfy pension and other post-employment benefit obligations; • our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis; • general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations; • increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and • those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as updated by our subsequent filings with the Securities and Exchange Commission). • Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. The financial results presented herein are preliminary and unaudited; final financial results will be included in the company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020. New business wins, re-wins and backlog do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle production levels, customer cancellations, installation rates, customer price reductions and currency exchange rates. 2

Visteon At A Glance Leading supplier of innovative cockpit electronics and advanced safety systems to carmakers globally $2.9B annual sales1 10,000 employees 18 countries 20 manufacturing locations 18 technical centers Leading the evolution of automotive digital cockpits and safety solutions 3

Industry-Leading Products for a Broad Customer Base Pure play cockpit electronics supplier with comprehensive product portfolio Product Portfolio Customer Diversity Instrument Cockpit Head-up DisplaysInfotainmentfti Connectivity ADAS clusters computers displays 4

Cockpit Electronics Market

Visteon is well positioned in clusters and displays, with developing presence in infotainment

Visteon

Cockpit Electronics Market Size

(Dollars in Billions)



Other
$4
Audio / Infotainment
$18
Displays
$5
$36B
2019
Clusters
$9

Visteon's Cockpit Position

Clusters

- 2019 market share of ~15%
- #1 market share in all-digital clusters

Audio / Infotainment

- 2019 market share of ~4%
- Android infotainment system to drive future market share gains

Displays

- 2019 market share of ~10%
- In-house design and manufacturing expertise driving future growth

Total Cockpit Electronics

Top-5 supplier with ~8% market share with opportunities for future growth

5

Instrument Clusters Key Trends Visteon’s Cluster Strategy ADAS Integration OEM 1 OEM 2 OEM 3 Display of ADAS features to keep driver informed Visteon Digital Cluster Platform Integrated with Infotainment Integration Cluster Applications Infotainment Media, phone and navigation sharing Tell Tales Chimes Navigation Cover Art Speedometer ADAS Telephony Digital Cluster Middleware User Experience AutoSAR OS QNX OS Rich 2D and Customized skins for Hardware different driving modes 3D Graphics Leading digital cluster software platform with in-house AutoSAR & graphics technology 6

Infotainment Key Trends Visteon’s Infotainment Strategy App Store Downloadable applications specific to each region Say ‘N Serve Voice Assistant App Store Voice Assistant Smartphone Projection Coexistence of cloud and edge voice systems Smartphone Projection Operating System Connectivity with consumers personal devices Industry leading Android platform with first-to-market features 7

Displays Key Trends Visteon’s Display Strategy Larger Screens Curved Multi-Display Module Increased screen sizes larger than 12 inches with curvature Multi-Displays Bonding of multiple displays to glass cover lens Technology Innovationnovation fforor OOptimizedptimized PerformancePerformanc Innovative Manufacturing Optical Performance Capabilities Higher contrast ratio and brightness for improved in-car experience Leader in large curved displays with best-in-class optical performance 8

Cockpit Domain Controllers Key Trends Visteon’s Cockpit Domain Controller Strategy Highly Integrated Cluster, infotainment and other cockpit functions Scalable Computing From premium to mass- market cockpit solutions Premium CDC System Entry CDC System Future Proof Architecture Software platform for continuous innovation Scalable cockpit controllers leverage cluster and infotainment platforms 9

DriveCore

Visteon

Key Trends

Regulatory Approvals
60+ countries adopting new UNECE regulations

Auto Lane Keep System
Level 2+ feature for hands-free driving on highways under certain conditions

Driver Monitoring
Required by NCAP and UNECE regulations



Visteon's ADAS Strategy
Automatic Lane Keeping Assist
Parking Assist
Driver Monitoring System
Open API
drivecore™ | Runtime
Heterogeneous SOC
App Cores
DSPs
NPU
GPU
HW Accel.
Hardware

Level 2+ ADAS system for ALKS and driver monitoring

10

Second-Half 2020 Outlook Expecting production in Q3 down 10% at key customers, positioned to outperform Production Disruption Regional Visteon Positioned in First-Half 2020 Outlook to Outperform Global Production Volumes Y/Y Retail Demand Key Visteon Factors Jan Feb Mar Apr May Jun Jul United States Favorable Industry Trends SAAR sequential improvements Trends continue to drive while fleet sales still lower digitization of the cockpit (8%) (12%) (17%) (21%) Europe New Product Launches Sales improving due to pent up High number of new launches (33%) demand but outlook unclear with global OEMs (50%) China Market Outperformance Recovery continues but unclear Continued growth-over-market (61%) on sustainability of retail strength vs. industry volumes 11

Investment Thesis

Visteon is a compelling long-term investment opportunity

Pure Play Cockpit Electronics Company

- Secular trends transforming cockpit electronics
- Nimble and adaptable to changing environment
- Leading supplier of cockpit electronics to global OEMs

Innovative Product Portfolio

- Leading analog-to-digital transition in clusters
- Introduced industry-first cockpit domain controller
- Innovative display technologies

Competitive Cost Structure

- Leveraging industry-leading engineering footprint
- Commercial and operational discipline
- Focused on emerging stronger post COVID-19

Strong Balance Sheet

- $759M in cash at the end of the second quarter 2020
- No significant near-term debt maturities
- 0.1x net debt / trailing 12-month adj. EBITDA

12

Appendix September 2020

Reconciliation of Non-GAAP Financial Information Adjusted EBITDA The Company defines Adjusted EBITDA as net income / (loss) attributable to the Company adjusted to eliminate the impact of depreciation and amortization, restructuring expense, net interest expense, equity in net (income) / loss of non-consolidated affiliates, provision for income taxes, discontinued operations, net income / (loss) attributable to non-controlling interests, non-cash stock-based compensation expense, and other gains and losses not reflective of the Company's ongoing operations. 14